Exhibit 99.1
Aerohive Networks™ Reports Q1 2018 Results at the High End of Guidance
MILPITAS, CA — May 2, 2018 — Aerohive NetworksTM (NYSE: HIVE), a Cloud Networking Leader, today announced financial results for its first quarter ended March 31, 2018.

“Our first quarter results, at the high end of our guidance, demonstrate the improvements in our product offering, sales execution and enterprise business contribution, and provide a strong foundation for the rest of the year,” stated David Flynn, President and Chief Executive Officer. “We are committed to delivering innovative solutions and look forward to continuing to ramp our new products throughout 2018.”
Financial Summary
Total revenue for the first quarter of fiscal year 2018 was $35.8 million, compared with $36.3 million for the first quarter of 2017. Subscription and support revenue was $10.7 million, or 30% of total revenue for the first quarter of 2018, compared with $9.4 million, or 26% of total revenue, for the first quarter of 2017.
On a GAAP basis, net loss was $7.3 million for the first quarter of fiscal year 2018, compared with a net loss of $9.1 million for the first quarter of 2017. GAAP gross margin was 66.2% for the first quarter of fiscal year 2018, compared with 67.0% for the first quarter of 2017.
On a non-GAAP basis, net loss was $3.5 million for the first quarter of fiscal year 2018, compared with a net loss of $4.2 million for the first quarter of 2017. Non-GAAP gross margin was 67% for the first quarter of fiscal year 2018, compared with 68% for the first quarter of 2017.
New Accounting Standard
The Company adopted ASC 606, the new accounting standard related to revenue recognition effective January 1, 2018. The Company has adjusted prior-period information to reflect the adoption of this new standard.
Conference Call Information
Aerohive Networks will host a conference call and webcast for analysts and investors to discuss its first quarter 2018 results and outlook for its second quarter of fiscal year 2018 at 2:00 pm Pacific Time today, May 2, 2018. The call may be accessed by dialing 719-457-2642 and providing the passcode 1935059. A live and archived audio webcast of the conference call will be accessible from the “Investor Relations” section of the Company’s website at http://ir.aerohive.com.

Safe Harbor Statement
This press release contains forward-looking statements, including statements regarding Aerohive Networks’ financial expectations and operating performance and expectations for continued momentum, including statements regarding the progress we are making to address challenges in our business, including sales execution issues, our ability to deliver innovative solutions as a full-stack cloud networking company, and our ability to strengthen our financial position. These forward-looking statements are based on current expectations and are subject to inherent uncertainties, risks and changes in circumstances that are difficult or impossible to predict. The actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of these uncertainties, risk and changes in circumstances, including, but not limited to, risks and uncertainties related to: our ability to continue to attract, integrate, retain and train skilled personnel, especially skilled R&D and sales personnel, in general and in specific regions, our ability to develop and expand our revenue opportunities and sales capacity and improve the effectiveness of our channel, our ability to resolve challenges related to sales execution and improve our operating and sales execution, general demand for wireless networking in the industry verticals we target or demand for Aerohive® products in particular, our ability to benefit from our participation in the E-Rate program, unpredictable and changing market conditions, risks associated with the deployment, performance and adoption of our new products and services, risks associated with our growth, competitive pressures from existing and new companies, including pricing pressures, changes in the mix and selling prices of Aerohive products, technological change, product development delays, reliance on third parties to manufacture, warehouse and timely deliver Aerohive products, our inability to protect Aerohive intellectual property or to predict or limit exposure to third-party claims relating to its or Aerohive’s intellectual property, Aerohive’s limited operating history, particularly as a public company, uses of Aerohive’s capital and general market, political, regulatory, economic and business conditions in the United States and internationally.
Additional risks and uncertainties that could affect Aerohive’s financial and operating results are included under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," in the Company’s recent annual report on Form 10-K and quarterly report on Form 10-Q. Aerohive’s SEC filings are available on the Investor Relations section of the Company’s website at http://ir.aerohive.com and on the SEC's website at www.sec.gov. All forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Aerohive Networks disclaims any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.
Non-GAAP Financial Measures
Aerohive’s results for its first quarter of fiscal year 2018 reported in this press release and the related earnings conference call include certain non-GAAP financial measures, including:

•	non-GAAP gross profit and non-GAAP gross margin;

•	non-GAAP product gross profit and non-GAAP product gross margin;

•	non-GAAP subscription and support gross profit and non-GAAP subscription and support gross margin;

•	non-GAAP operating income (loss) and non-GAAP operating margin;

•	non-GAAP net income (loss) and non-GAAP net income (loss) per share;

•	non-GAAP operating expenses and non-GAAP functional expenses; and

•	non-GAAP operating expense percentage and non-GAAP functional expense percentage.

The Company defines non-GAAP financial measures to exclude share-based compensation, adjustments to internal-use software amortization, and certain charges related to litigation and restructuring.
The Company has included certain non-GAAP financial measures in this press release because the Company believes they are key measures which can be used to evaluate the business, measure performance, identify trends affecting the business, formulate financial projections and make strategic decisions. In particular, the exclusion of certain expenses in calculating these non-GAAP financial measures can provide a useful measure for period-to-period comparisons of the Company’s core business.

Although investors frequently use non-GAAP financial measures in their evaluations of companies, these non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations, as determined in accordance with GAAP. Some of these limitations are:

•	the non-GAAP measures do not consider the expense related to stock-based compensation, which is an ongoing expense for the Company;

•
although amortization of internal-use software is a non-cash charge, the assets being amortized often will have to be replaced in the future, and non-GAAP net income (loss) and non-GAAP income (loss) per share do not reflect any cash requirement for such replacements;

•
excluding certain expenses associated with litigation in the quarter or fiscal year does not reflect the impact on our ongoing operations over this period of the cash requirement to defend such or other litigation;

•
excluding restructuring charges in the quarter or fiscal year does not reflect the cash requirement relating to the costs associated with restructuring and primarily relates to employee termination costs and benefits; and

•	other companies, including companies in our industry, may calculate these non-GAAP financial measures differently, which reduces their usefulness as a comparative measure.

Because of these and other limitations, you should consider non-GAAP financial measures only together with other financial performance measures, including various cash flow metrics, net loss and other GAAP results.

We have provided a description of these non-GAAP financial measures and a reconciliation of the Company’s historical non-GAAP financial measures to their most directly comparable GAAP measures in the financial statement tables included in this press release, and we encourage investors to review the reconciliation.
A reconciliation of non-GAAP guidance measures to corresponding GAAP guidance measures is not available on a forward-looking basis due to the high variability and low visibility with respect to the charges that we exclude from these non-GAAP measures.
About Aerohive Networks
Aerohive (NYSE: HIVE) enables our customers to simply and confidently connect to the information, applications, and insights they need to thrive. Our simple, scalable, and secure platform delivers mobility without limitations. For our customers worldwide, every access point is a starting point. Aerohive was founded in 2006 and is headquartered in Milpitas, CA. For more information, please visit www.aerohive.com, call us at 408-510-6100, follow us on Twitter @Aerohive, subscribe to our blog, or become a fan on our Facebook page.
“Aerohive” is a registered trademark and “Aerohive Networks” a trademark of Aerohive Networks, Inc. All product and company names used herein are trademarks or registered trademarks of their respective owners. All rights reserved.

Investor Relations Contact:
Melanie Solomon
The Blueshirt Group
(408) 769-6720
ir@aerohive.com

AEROHIVE NETWORKS, INC.
Condensed Consolidated Statements of Operations
(unaudited, in thousands, except share and per share amounts)

	Three Months Ended March 31,
	2018	2017
		(As Adjusted*)
Revenue:
Product	$25,066	$26,967
Subscription and support	10,701	9,362
Total revenue	35,767	36,329
Cost of revenue (1):
Product	8,671	8,815
Subscription and support	3,404	3,176
Total cost of revenue	12,075	11,991
Gross profit	23,692	24,338
Operating expenses:
Research and development (1)	9,279	9,550
Sales and marketing (1)	15,670	17,437
General and administrative (1)	5,954	6,297
Total operating expenses	30,903	33,284
Operating loss	(7,211)	(8,946)
Interest income	289	140
Interest expense	(164)	(130)
Other expense, net	(173)	(85)
Loss before income taxes	(7,259)	(9,021)
Provision for income taxes	58	97
Net loss	$(7,317)	$(9,118)
Net loss per share, basic and diluted	$(0.13)	$(0.17)
Weighted-average shares used in computing net loss per share, basic and diluted	54,332,767	52,439,039

(1) Includes stock-based compensation as follows:
Cost of revenue	$246	$271
Research and development	1,046	688
Sales and marketing	997	1,294
General and administrative	1,382	1,300
Total stock-based compensation	$3,671	$3,553

* The Company has adjusted certain amounts for the retrospective change in accounting policy for revenue recognition.

AEROHIVE NETWORKS, INC.
Condensed Consolidated Balance Sheets
(unaudited, in thousands, except share and per share amounts)

	March 31,	December 31,
	2018	2017
		(As Adjusted*)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$21,484	$27,249
Short-term investments	56,388	57,675
Accounts receivable, net	19,474	17,662
Inventories	13,558	13,495
Prepaid expenses and other current assets	6,205	6,396
Total current assets	117,109	122,477
Property and equipment, net	6,988	6,381
Goodwill	513	513
Other assets	5,009	4,900
Total assets	$129,619	$134,271
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$12,020	$11,946
Accrued liabilities	7,811	8,602
Debt, current	20,000	—
Deferred revenue, current	33,885	33,279
Total current liabilities	73,716	53,827
Debt, non-current	—	20,000
Deferred revenue, non-current	33,993	33,761
Other liabilities	1,734	1,769
Total liabilities	109,443	109,357
Stockholders’ equity:
Preferred stock	—	—
Common stock	55	55
Additional paid–in capital	281,146	278,528
Treasury stock	(6,216)	(6,216)
Accumulated other comprehensive loss	(69)	(30)
Accumulated deficit	(254,740)	(247,423)
Total stockholders’ equity	20,176	24,914
Total liabilities and stockholders’ equity	$129,619	$134,271

* The Company has adjusted certain amounts for the retrospective change in accounting policy for revenue recognition.

AEROHIVE NETWORKS, INC.
Condensed Consolidated Statements of Cash Flows
(unaudited, in thousands)

	Three Months Ended March 31,
	2018	2017
		(As Adjusted*)
Cash flows from operating activities
Net loss	$(7,317)	$(9,118)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	708	842
Stock-based compensation	3,671	3,553
Other	(116)	(15)
Changes in operating assets and liabilities:
Accounts receivable, net	(1,812)	4,562
Inventories	(63)	961
Prepaid expenses and other current assets	191	(562)
Other assets	(109)	(57)
Accounts payable	(56)	(885)
Accrued liabilities	(792)	144
Other liabilities	12	(6)
Deferred revenue	838	(975)
Net cash used in operating activities	(4,845)	(1,556)
Cash flows from investing activities
Purchases of property and equipment	(1,185)	(223)
Maturities of short-term investments	22,950	4,200
Purchases of short-term investments	(21,587)	(7,709)
Net cash provided by (used in) investing activities	178	(3,732)
Cash flows from financing activities
Proceeds from exercise of vested stock options and employee stock purchase plan	28	218
Payment for shares withheld for tax withholdings on vesting of restricted stock units	(1,080)	(326)
Payment on capital lease obligations	(46)	(43)
Net cash used in financing activities	(1,098)	(151)
Net decrease in cash and cash equivalents	(5,765)	(5,439)
Cash and cash equivalents at beginning of period	27,249	34,346
Cash and cash equivalents at end of period	$21,484	$28,907

* The Company has adjusted certain amounts for the retrospective change in accounting policy for revenue recognition.

AEROHIVE NETWORKS, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited, in thousands, except share and per share amounts)

	Three Months Ended March 31,
	2018		2017
			(As Adjusted*)
	Amount	Margin	Amount	Margin
Gross Profit and Gross Margin Reconciliations:
GAAP gross profit	$23,692	66.2%	$24,338	67.0%
Stock-based compensation	246	0.7%	271	0.8%
Amortization of internal-use software	35	0.1%	35	0.1%
Restructuring charges	—	—%	51	0.1%
Non-GAAP gross profit	$23,973	67.0%	$24,695	68.0%

Product Gross Profit and Product Gross Margin Reconciliations:
GAAP product gross margin	$16,395	65.4%	$18,152	67.3%
Stock-based compensation	30	0.1%	51	0.2%
Restructuring charges	—	—%	51	0.2%
Non-GAAP product gross margin	$16,425	65.5%	$18,254	67.7%

Subscription and Support Gross Profit and Subscription and Support Gross Margin Reconciliations:
GAAP subscription and support gross margin	$7,297	68.2%	$6,186	66.1%
Stock-based compensation	216	2.0%	220	2.3%
Amortization of internal-use software	35	0.3%	35	0.4%
Non-GAAP software subscription and support gross margin	$7,548	70.5%	$6,441	68.8%

Operating Loss and Operating Margin Reconciliations:
GAAP operating loss	$(7,211)	(20.2)%	$(8,946)	(24.6)%
Stock-based compensation	3,671	10.3%	3,553	9.8%
Restructuring charges	—	—%	1,327	3.6%
Charges related to securities litigation	89	0.2%	—	—%
Amortization of internal-use software	35	0.1%	35	0.1%
Non-GAAP operating loss	$(3,416)	(9.6)%	$(4,031)	(11.1)%

Net Loss and Net Loss per Share Reconciliations:
GAAP net loss	$(7,317)	$(0.13)	$(9,118)	$(0.17)
Stock-based compensation	3,671	0.07	3,553	0.07
Amortization of internal-use software	35	0.00	35	0.00
Restructuring charges	—	—	1,327	0.02
Charges related to securities litigation	89	0.00	—	—
Non-GAAP net loss, basic and diluted	$(3,522)	$(0.06)	$(4,203)	$(0.08)

Shares Used in Computing non-GAAP Basic and Diluted Net Loss per Share
Weighted average shares used in computing net loss per share, basic and diluted	54,332,767		52,439,039

* The Company has adjusted certain amounts for the retrospective change in accounting policy for revenue recognition.

AEROHIVE NETWORKS, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited, in thousands, except share and per share amounts)

	Three Months Ended March 31,
	2018		2017
			(As Adjusted*)
	Amount	% of Revenue	Amount	% of Revenue

Operating and Functional Expenses and Expenses Percentage Reconciliation
GAAP research and development	$9,279	25.9%	$9,550	26.3%
Stock-based compensation	1,046	2.9%	688	1.9%
Restructuring charges	—	—%	838	2.3%
Non-GAAP research and development	$8,233	23.0%	$8,024	22.1%

GAAP sales and marketing	$15,670	43.8%	$17,437	48.0%
Stock-based compensation	997	2.8%	1,294	3.5%
Restructuring charges	—	—%	243	0.7%
Non-GAAP sales and marketing	$14,673	41.0%	$15,900	43.8%

GAAP general and administrative	$5,954	16.6%	$6,297	17.3%
Stock-based compensation	1,382	3.9%	1,300	3.6%
Restructuring charges	—	—%	195	0.5%
Charges related to securities litigation	89	0.2%	—	—%
Non-GAAP general and administrative	$4,483	12.5%	$4,802	13.2%

GAAP operating expenses	$30,903	86.4%	$33,284	91.6%
Stock-based compensation	3,425	9.6%	3,282	9.0%
Restructuring charges	—	—%	1,276	3.5%
Charges related to securities litigation	89	0.2%	—	—%
Non-GAAP operating expenses	$27,389	76.6%	$28,726	79.1%

* The Company has adjusted certain amounts for the retrospective change in accounting policy for revenue recognition.